UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 24, 2005




                            FirstFed Financial Corp.
             (Exact name of registrant as specified in its charter)



   Delaware                  1-9566                    95-4087449
   --------                  ------                    ----------
(State of Incorporation)(Commission File No.) (IRS Employer Identification No.)



  401 Wilshire Boulevard, Santa Monica, California,            90401-1490
  -------------------------------------------------            ----------
         (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (310) 319-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act 917 CFR 240.13e-4(c))


                           Total number of pages is 4
                         Index to Exhibit is on Page 3.

ITEM 7.01.  REGULATION  FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item. 7 the summary monthly financial data as of January 31, 2005 attached as Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

ITEM 9.01.   FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

     99.0     Monthly Financial Data as of January 31, 2005 (Unconsolidated)

                               S I G N A T U R E S

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            FIRSTFED FINANCIAL CORP.



Dated: February 24, 2005                    By:/s/ Douglas J. Goddard
                                               ----------------------
                                                   Douglas J. Goddard
                                                   Chief Financial Officer

                                INDEX TO EXHIBITS



Item                                                                   Page

99.0     Monthly Financial Information as of January 31, 2005           4

                      First Federal Bank of California, fsb
                   MONTHLY REPORT OF OPERATIONS Unconsolidated
                              Financial Highlights
                                    Unaudited
                             (Dollars in thousands)

                                                         As of, for        As of, for         As of, for
                                                         the month          the month          the month
                                                          ended               ended              ended
                                                        January 31,        December 31,        January 31,
                                                            2005               2004               2004
                                                            ----               ----               ----

Cash and investment securities                      $         279,508  $        318,929   $        203,643
Total assets                                        $       7,771,179  $      7,468,983   $      4,919,858

LOANS:
Total mortgage-backed securities                    $          94,834  $         97,059   $        130,896
Total loans, net                                    $       7,169,421  $      6,837,945   $      4,438,783

Loans originated/purchased:
  Single family loans                               $         368,324  $        452,955   $        126,832
  Multi-family loans                                           35,953            37,184             28,314
  Commercial real estate loans                                 10,747            14,228              2,600
  Other                                                         2,646             1,146             11,619
                                                       ---------------    --------------     --------------
                                                    $         417,670  $        505,513  $         169,365
                                                       ===============    ==============     ==============

Percentage of ARMs originated:                                   100%              100%                98%

Loan repayments:
  Single family loans                               $          57,973  $        104,414   $         56,875
  Multi-family and commercial real estate loans                16,387            43,452             46,907
  Other                                                        15,297             3,751              1,795
                                                       ---------------    --------------     --------------
                                                    $          89,657  $        151,617  $         105,577
                                                       ===============    ==============     ==============

Loans sold                                          $             --   $             --  $             491

Average rate on loans
   originated/purchased                                         5.13%             5.17%              4.63%
Percentage of portfolio in
   adjustable rate loans                                       91.63%            91.44%             79.56%
Non-performing assets
   to total assets                                              0.05%             0.07%              0.09%

BORROWINGS:
Federal Home Loan Bank
   Advances                                         $       3,231,234  $      3,004,600  $       1,699,000
Reverse
repurchase                                          $         187,000  $        187,000  $         120,122
   agreements

DEPOSITS:
Retail deposits                                     $       2,502,065  $      2,505,568  $       2,506,591
Wholesale deposits                                          1,344,705         1,279,327            128,000
                                                       ---------------    --------------     --------------
                                                    $       3,846,770  $      3,784,895  $       2,634,591
                                                       ===============    ==============     ==============

Net increase (decrease)                             $          61,875  $        134,919  $          77,165

AVERAGE INTEREST RATES:
Yield on loans                                                  4.66%             4.58%              4.98%
Yield on investments                                            3.66%             3.45%              1.92%
Yield on earning assets                                         4.62%             4.54%              4.88%
Cost of deposits                                                1.80%             1.73%              1.29%
Cost of borrowings                                              2.64%             2.56%              2.77%
Cost of money                                                   2.19%             2.09%              1.90%
Earnings spread                                                 2.43%             2.45%              2.98%
Effective net spread                                            2.51%             2.52%              3.10%




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